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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (date of earliest event reported): July 28, 2003

                                   OCTEL CORP.
             (Exact name of registrant as specified in its charter)

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
              Delaware                       1-13879                      98-0181725
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  (State or other jurisdictions of         Commission          (I.R.S. employer identification
           Incorporation)                  File Number                     number)

         Octel Corp., Global House, Bailey Lane, Manchester, UK     M90 4AA
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               (Address of principal executive offices)           (zip code)

  Registrant's telephone number, including area code: 011-44-161-498-8889
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Item 7.  Financial Statements and Exhibits

         (c) Exhibits:

         Item        Exhibit Index
         ----        -------------

         99.1        Press Release, dated July 28, 2003


Item 9. Regulation FD Disclosure (Item 12. Results of Operations and Financial Condition).

         The following information is being furnished under Item 12 of Form 8-K "Results of Operations and Financial Condition" and is included under this Item 9 in accordance with SEC Release No. 33-8216 (March 27, 2003). Accordingly, this information should not be deemed to be "filed" under the Securities Exchange Act of 1934.

         On July 28, 2003, Octel Corp. issued a press release announcing financial results for the second quarter and six months ended June 30, 2003. The press release is filed as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     OCTEL CORP.



                                     By:    /s/ Paul W. Jennings
                                            --------------------
                                     Name:  Paul W. Jennings
                                     Title: Vice President and Chief Financial
                                            Officer

Date:    July 28, 2003

                                [SIGNATURE PAGE]

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                                  EXHIBIT INDEX

         Exhibit                       Description
         -------                       -----------

           99.1            Press Release, dated July 28, 2003